Exhibit 99.1
NEWS RELEASE
Contact: Martina Bar Kochva	48 South Service Road Melville, NY 11747 (631) 465-3600

PARK ELECTROCHEMICAL CORP. REPORTS FIRST QUARTER RESULTS

Melville, New York, Friday, June 22, 2018…..Park Electrochemical Corp. (NYSE-PKE) reported net sales of $31,102,000 for the 2019 fiscal year’s first quarter ended May 27, 2018 compared to net sales of $27,417,000 for the 2018 fiscal year’s first quarter ended May 28, 2017 and net sales of $27,804,000 for the 2018 fiscal year’s fourth quarter ended February 25, 2018. Net earnings for the 2019 fiscal year’s first quarter were $3,168,000 compared to $1,394,000 for the 2018 fiscal year’s first quarter and $17,965,000 for the 2018 fiscal year’s fourth quarter.

Park reported net earnings before special items of $3,373,000 for the 2019 fiscal year’s first quarter compared to net earnings before special items of $2,484,000 for the 2018 fiscal year’s first quarter and net earnings before special items of $1,972,000 for the 2018 fiscal year’s fourth quarter. In the 2019 fiscal year’s first quarter, the Company recorded pre-tax restructuring charges of $183,000 related to the consolidation of its Nelco Products, Inc. electronics Business Unit located in Fullerton, California and its Neltec, Inc. electronics Business Unit located in Tempe, Arizona and the closure in fiscal year 2009 of its New England Laminates Co., Inc. facility located in Newburgh, New York and pre-tax advisory fees of $120,000. In the 2018 fiscal year’s first quarter, the Company recorded pre-tax restructuring charges of $1,361,000 related to the consolidation of its electronics Business Units in California, and Arizona and the closure of the facility in Newburgh and recorded a one-time litigation expense of $375,000. In the 2018 fiscal year’s fourth quarter, the Company recorded a one-time tax benefit of $17,802,000 related to the Tax Cuts and Jobs Act enacted in December 2017, pre-tax restructuring charges of $287,000, a pre-tax loss on the sales of marketable securities of $1,342,000, pre-tax deferred financing costs of $144,000 related to the early termination of the HSBC Bank Credit Agreement, a pre-tax stock option modification charge of $513,000 and pre-tax advisory fees of $162,000.

Park reported basic and diluted earnings per share of $0.16 for the 2019 fiscal year’s first quarter compared to basic and diluted earnings per share of $0.07 for the 2018 fiscal year’s first quarter and basic earnings per share of $0.89 and diluted earnings per share of $0.88 for the 2018 fiscal year’s fourth quarter. Basic and diluted earnings per share before special items were $0.17 for the 2019 fiscal year’s first quarter compared to $0.12 for the 2018 fiscal year’s first quarter and $0.10 for the 2018 fiscal year’s fourth quarter.

The Company will conduct a conference call to discuss its financial results at 11:00 a.m. EDT today. Forward-looking and other material information may be discussed in this conference call. The conference call dial-in number is (844) 466-4114 in the United States and Canada and (765) 507-2654 in other countries and the required passcode is 9843689.

For those unable to listen to the call live, a conference call replay will be available from approximately 2:00 p.m. EDT today through 11:59 p.m. EDT on Thursday, June 28, 2018. The conference call replay can be accessed by dialing (855) 859-2056 in the United States and Canada and (404) 537-3406 in other countries and entering passcode 9843689 or on the Company's web site at www.parkelectro.com/investor/investor.html.

Any additional material financial or statistical data disclosed in the conference call will also be available at the time of the conference call on the Company's web site at www.parkelectro.com/investor/investor.html.

Park believes that an evaluation of its ongoing operations would be difficult if the disclosure of its operating results were limited to accounting principles generally accepted in the United States of America (“GAAP”) financial measures, which include special items, such as one-time tax benefits, restructuring charges, losses on sales of marketable securities, deferred financing charges stock option modification charges, pre-tax litigation expenses and strategic evaluation advisory fees. Accordingly, in addition to disclosing its operating results determined in accordance with GAAP, Park discloses non-GAAP operating results that exclude special items in order to assist its shareholders and other readers in assessing the Company’s operating performance, since the Company’s on-going, normal business operations do not include such special items. The detailed operating information presented below reconciles the non-GAAP operating results before special items to earnings determined in accordance with GAAP. Such non-GAAP financial measures are provided to supplement the results provided in accordance with GAAP.

Park Electrochemical Corp. is a global advanced materials company which develops and manufactures advanced composite materials, primary and secondary structures and assemblies and low-volume tooling for the aerospace markets and high-technology digital and RF/microwave printed circuit materials principally for the telecommunications and internet infrastructure, enterprise and military/aerospace markets. The Company’s manufacturing facilities are located in Kansas, Singapore, France, Arizona and California. The Company also maintains R&D facilities in Arizona, Kansas and Singapore.

Additional corporate information is available on the Company’s web site at www.parkelectro.com

Performance table, including non-GAAP information (in thousands, except per share amounts –unaudited):

	13 Weeks Ended

	May 27, 2018	May 28, 2017	February 25, 2018

Sales	$31,102	$27,417	$27,804

Net Earnings before Special Items[1]	$3,373	$2,484	$1,972
Special Items, net of Tax:
One-time Litigation Expense	-	(235)	-
Strategic Evaluation Advisory Fees	(81)	-	(102)
Stock Option Modification	-	-	(322)
Restructuring Charges	(124)	(855)	(180)
Loss on Sale of Marketable Securities	-	-	(1,114)
Acceleration of Deferred Financing Costs	-	-	(91)
Tax Cut and Jobs Act	-	-	17,802
Net Earnings	$3,168	$1,394	$17,965

Basic Earnings per Share:
Basic Earnings before Special Items[1]	$0.17	$0.12	$0.10
Special Items:
One-time Litigation Expense	-	(0.01)	-
Strategic Evaluation Advisory Fees	-	-	(0.01)
Stock Option Modification	-	-	(0.02)
Restructuring Charges	(0.01)	(0.04)	(0.01)
Loss on Sale of Marketable Securities	-	-	(0.05)
Acceleration of Deferred Financing Costs	-	-	-
Tax Cut and Jobs Act	-	-	0.88
Basic Earnings per Share	$0.16	$0.07	$0.89

Diluted Earnings before Special Items[1]	$0.17	$0.12	$0.10
Special Items:
One-time Litigation Expense	-	(0.01)	-
Strategic Evaluation Advisory Fees	-	-	(0.01)
Stock Option Modification	-	-	(0.02)
Restructuring Charges	(0.01)	(0.04)	(0.02)
Loss on Sale of Marketable Securities	-	-	(0.05)
Acceleration of Deferred Financing Costs	-	-	-
Tax Cut and Jobs Act	-	-	0.88
Diluted Earnings per Share	$0.16	$0.07	$0.88

Weighted Average Shares Outstanding:
Basic	20,242	20,235	20,238
Diluted	20,296	20,244	20,311

[1] Refer to "Reconciliation of non-GAAP financial measures" below for information regarding Special Items.

Comparative balance sheets (in thousands):

	May 27, 2018	February 25, 2018
	(unaudited)
Assets
Current Assets
Cash and Marketable Securities	$106,051	$108,231
Accounts Receivable, Net	21,296	19,762
Inventories	12,639	11,156
Prepaid Expenses and Other Current Assets	2,417	2,119
Total Current Assets	142,403	141,268

Fixed Assets, Net	15,830	16,532
Other Assets	11,223	11,223
Total Assets	$169,456	$169,023

Liabilities and Shareholders' Equity
Current Liabilities
Accounts Payable	$4,486	$4,025
Accrued Liabilities	5,765	5,381
Income Taxes Payable	2,821	2,821
Total Current Liabilities	13,072	12,227

Noncurrent Income Taxes Payable	18,594	20,364
Deferred Income Taxes	628	628
Other Liabilities	543	543
Total Liabilities	32,837	33,762

Shareholders’ Equity	136,619	135,261

Total Liabilities and Shareholders' Equity	$169,456	$169,023

Additional information
Equity per Share	$6.75	$6.68

Comparative statements of operations (in thousands – unaudited):

	13 Weeks Ended

	May 27, 2018	May 28, 2017	February 25, 2018

Net Sales	$31,102	$27,417	$27,804

Cost of Sales	22,594	21,095	20,914

Gross Profit	8,508	6,322	6,890
% of net sales	27.4%	23.1%	24.8%

Selling, General & Administrative Expenses	4,819	4,727	5,404
% of net sales	15.5%	17.2%	19.4%

Restructuring Charges	183	1,361	287

Earnings from Operations	3,506	234	1,199

Interest:
Interest Income	340	749	441

Loss on Sale of Marketable Securities	-	-	(1,342)

Interest Expense	-	510	467

Net Interest and Other Income/(Expense)	340	239	(1,368)

Earnings/(Loss) before Income Taxes	3,846	473	(169)

Income Tax Provision/(Benefit)	678	(921)	(18,134)

Net Earnings	$3,168	$1,394	$17,965

Reconciliation of non-GAAP financial measures (in thousands – unaudited):

	13 Weeks Ended May 27, 2018			13 Weeks Ended May 28, 2017			13 Weeks Ended February 25, 2018
	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items

Selling, General & Administrative Expenses	$4,819	$(120)	$4,699	$4,727	$(375)	$4,352	$5,404	$(675)	$4,729
% of net sales	15.5%		15.1%	17.2%		15.9%	19.4%		17.0%

Restructuring Charges	183	(183)	-	1,361	(1,361)	-	287	(287)	-
% of net sales	0.6%		0.0%	5.0%		0.0%	1.0%		0.0%

Earnings from Operations	3,506	303	3,809	234	1,736	1,970	1,199	962	2,161
% of net sales	11.3%		12.2%	0.9%		7.2%	4.3%		7.8%

Interest Income	340	-	340	749	-	749	441	-	441
% of net sales	1.1%		1.1%	2.7%		2.7%	1.6%		1.6%

Loss on Sale of Marketable Securities	-	-	-	-		-	(1,342)	1,342	-
% of net sales	0.0%		0.0%	0.0%		0.0%	-4.8%		0.0%

Interest Expense	-	-	-	510	-	510	467	(144)	323
% of net sales	0.0%		0.0%	1.9%		1.9%	1.7%		1.2%

Net Interest and Other Income/(Expense)	340	-	340	239	-	239	(1,368)	1,486	118
% of net sales	1.1%		1.1%	0.9%		0.9%	-4.9%		0.4%

Earnings/(Loss) before Income Taxes	3,846	303	4,149	473	1,736	2,209	(169)	2,448	2,279
% of net sales	12.4%		13.3%	1.7%		8.1%	-0.6%		8.2%

Income Tax Provision/(Benefit)	678	98	776	(921)	646	(275)	(18,134)	18,441	307
Effective Tax Rate	17.6%		18.7%	-194.7%		-12.4%	10730.2%		13.5%

Net Earnings	3,168	205	3,373	1,394	1,090	2,484	17,965	(15,993)	1,972
% of net sales	10.2%		10.8%	5.1%		9.1%	64.6%		7.1%